Exhibit 99.1

Next Generation Therapies for Pain and Cognitive Disorders Neil M. Kurtz, M.D. President and Chief Executive Officer

Safe HarborStatements in this presentation related to the business outlook and future performance of TorreyPines Therapeutics, the development and commercialization of the company’s drug candidates, and expectations in connection with any future event, condition, performance or other matter are forward-looking and are made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. Such statements involve risks and uncertainties which may cause results to differ materially from those set forth in these statements, including risks relating to economic, competitive, governmental, technological, intellectual property, regulatory, marketing and other factors, as well as risks regarding realization of the expected benefits of the company’s recent merger with Axonyx Inc., which are identified in the proxy statement/prospectus, as amended, as filed with the Securities and Exchange Commission in connection with the merger and Axonyx’s annual report on Form 10-K and other filings with the SEC could affect such results.

TorreyPines At-a-GlanceSound Science, Skilled Team, Smart Business Model Merged with Axonyx in October 2006 Traded on NASDAQ Global Market as TPTX Strategically focused on pain and cognitive disorders Eight product candidates with major market potential Discovery programs funded by collaborations with Eisai Development team with proven CNS track record Rights to more than 250 pending or issued patents Advancing small molecules for pain and cognitive disorders through internal efforts and strategic collaborations

TorreyPines Pipeline

Novel Compounds, Broad-based Opportunities


Discovery
Preclinical
Phase I
Phase II
Phase III
Pain
Tezampanel (NGX424)
AK Antagonist
NGX426
AK Antagonist
Cognitive Disorders
NGX267
M-1 Agonist
NGX292
M-1 Agonist
NGX555
γ-Secretase Modulator
Phenserine
Acetylcholinesterase Inhibitor
Posiphen™
Beta-amyloid Inhibitor
BNC (Bisnorcymserine)
Butyrylcholinesterase Inhibitor

4

Tezampanel and NGX426 AMPA/Kainate Receptor AntagonistsTezampanel – parenteral product for migraine Completed two Phase I studies and five Phase IIa studies Exposure to date: 92 volunteers and 113 patients Phase IIb study to begin 4Q 2006 NGX426 – oral prodrug of tezampanel In Phase I testing Target indications: migraine and chronic pain Non-narcotic Approach to Pain Management

TORREYPINES

AMPA/Kainate Receptor Antagonists

Distinctly Different, First-in-class


Glutamate Synapse
NMDA
NR1, NR2
AMPA
GluR 1-4
Kainate
GluR 5-7
mGLUR
Groups I, II, III
Ionotropic Glutamate Receptors
Metabotropic Glutamate Receptors

Tezampanel and NGX426 Multiple Opportunities for Commercial Success Preclinicalanalgesia - spasticity - epilepsy Phase IIamigraine - neuropathy - low back - post-op ROAsoral - SC - IV - IT - epidural Indicationsmigraine neuropathy cancer pain chronic pain post-op pain epilepsy - spasticity anesthesia

Versatility of Compounds with Core Anti-Epileptic Effect Leading Examples of Translational Success Neuropathic Pain Pregabalin Neuropathic Pain Neurontonin Bipolar Disorder, Migraine Depakote Migraine Prophylaxis Topiramate Bipolar Disorder Tegretol GAD, Panic Disorder, Hypnotic Benzodiazepines Approved Indications Compound

 Re-thinking MigraineIt’s the Underlying Cause, Not Just the Symptoms from the March-April 2006 edition*… Triptans only address the vascular component New paradigm - migraine is a progressive neurolgical disorder Tezampanel and NGX426 target the underlying neurological changes in other words… "The newer theory is that migraine is a neurovascular disorder," Lipton says. The perpetrator may be the brain itself--not the blood vessels, he says. Managing Migraines by L. Bren; quote Richard Lipton MD

Tezampanel, NGX426 Competitive Advantage in MigraineIntended to Address Unmet Needs of Migraineurs Effective in patients unresponsive to triptans Effective in patients who have side effects on triptans Alternative to triptans Effective in patients with prominent sensitivity to sound, touch, light, and temperature Target underlying process Use in patients with cardiovascular risk factors Co-administration with SSRI and SNRI antidepressants Given as multiple doses over 24 hours Theoretically, no abuse potential Fewer prescribing restrictions Expand ER treatment options Need Alternative to opioids Parenteral and oral forms for ER to home care Tezampanel SC, NGX426

Tezampanel SC Phase I StudyTotal of 110 subjects randomized; 88 tezampanel, 22 PL Linear dose escalation from 10 – 110 mg, in 10 mg increments MTD identified as 100 mg No clinically significant AEs up to and including 100 mg AEs: placebo 23% (5/22), tezampanel 18% (16/88) Dose limiting AE at 110 mg: dizziness No laboratory abnormalities or electrocardiographic effects No injection site irritation Single, Ascending Subcutaneous Doses

TORREYPINES

Tezampanel, IV Administration

Five Phase IIa Positive Proof of Concept Studies

Model	Population	N =	Design	Control
Migraine*	Migraine	45	DB, PC	Imitrex
Nociceptive*	Post-operative Dental Pain	70	DB, PC	Ketorolac
Neuropathic*	Capsaicin Provoked Pain	25	DB, PC Three period X-over	NA
Neuropathic	Low Back Pain	12	DB, PC 3x3 Latin Square X-over	Ketamine Lidocaine
Neuropathic	Spinal Cord Injury	12	DB, PC	Lidocaine

* Published Studies

12

Tezampanel IV Phase IIa Migraine StudyClassic Design, Award Winning Research Double-blind, placebo and active controlled study in 45 migraineurs Migraine defined by the diagnostic criteria of the HIS Three arms: Tezampanel 1.2 mg/kg IV, sumatriptan 6 mg SC, PL

*p< 0.05; **p< 0.01 (chi-square test); contrast vs placebo (Sang et al, Cephalalgia, 2004) * ** Pain Free at 2 Hours Tezampanel IV Phase IIa Migraine StudyStatistically Significant Pain relief at 2 hours Pain free at 2 hours Sustained pain relief Sustained pain free Decreased incidence Nausea Photophobia Phonophobia Statistically Significant Across All FDA Endpoints

Tezampanel IV
Phase IIa Migraine Study

Side Effect Profile Comparable to Placebo

	Placebo (%) N=16	Tezampanel (%) N=13	Sumatriptan (%) N=15
Blurred vision	1 (6)	1 (8)	4 (27)
Chest/throat symptoms	0 (0)	0 (0)	2 (13)
Disorientation	1 (6)	1 (8)	4 (27)
Dizziness	2 (13)	2 (15)	4 (27)
Extremity heaviness	0 (0)	0 (0)	2 (13)
Sedation	4 (25)	2 (15)	5 (33)
Warmth	1 (6)	1 (8)	5 (33)
Total with AEs	5 (31)	2 (15)*	8 (53)

Chi-square test
p= 0.037 NGX424 vs. sumatriptan; p= 0.321 NGX424 vs. placebo;p= 0.213 sumatriptan vs. placebo
Sang et al, Cephalalgia, 2004

15

TORREYPINES

Tezampanel IV Phase IIa Capsaicin Study Effective in a Validated Model for Neuropathic Pain Dose-ranging MTD Phase N=25, normal volunteers Single ascending IV dose 0.01 to 2.0 mg/kg Subjects dose to an individual MTD Median MTD 1.3 mg/kg; range 0.9 – 2.0 mg/kg Capsaicin Phase N = 15 from MTD phase Double blind, three period cross over Doses: 100% MTD, 33% MTD, placebo

Tezampanel IV Phase IIa Capsaicin Study Statistically Significant Pain Relief at Two Doses Sang et al, Anesthesiology, Nov 1998

Tezampanel IV Phase IIa Capsaicin Study Reduction in Allodynia and Hyperalgesia Sang et al, Anesthesiology, Nov 1998

Tezampanel IV Lumbar Monoradiculopathy

Efficacy in a Model for Low Back Pain

- Investigator IND
- Patients with lumbar monoradiculopathy for ≥ 3 months
- Randomized, 3x3 Latin Square, placebo-controlled
- N= 12
- Control: Ketamine (0.15 mg/kg) or lidocaine (2 mg/kg)



% patients reporting at least moderate pain relief
% patients
0
10
20
30
40
50
60
Ketamine
Lidocaine
NGX424
Placebo
Treatment

Personal communication, C. Sang 2003

19

Bridging IV and SC Administration

AUCs Suggest Comparable Exposure

- Rapid absorption
- ~100% bioavailable
- Dose proportional C_{max} and AUC
- No metabolism
- Low protein binding
- Renal excretion of unchanged product



Simulated: IV (50 mg)
AUC = 5177 +/- 1480
Actual: SC (50 mg)
AUC = 5135 +/- 1392
NGX424 (ng/mL)
2000
1500
1000
500
0
0
2
4
6
8
Time (hr)

AUC Comparison at 50 mg, a Proposed Efficacious Dose

20

Tezampanel SC Phase IIb Study Traditional Design for Acute Migraine Study Double-blind, placebo-controlled, parallel group, dose ranging design Total sample: 300 migraineurs Four-arms; single doses of 40 mg, 70 mg, 100 mg, PL All FDA mandated endpoints will be evaluated Objective: identify optimal dose for Phase III

NGX426Currently in Phase I evaluating PK profile Final PK results anticipated in 4Q 2006 Planning single dose MTD study Oral Prodrug Has Entered the Clinic

NGX426, Oral Study in Dog

Rapid Conversion to Tezampanel After Oral NGX426



• n = 2 M, 2 F dogs
• NGX426: Tmax =1.00; t1/2 =1.05
• Tezampanel (NGX424): Tmax = 2.33; t ½= 4.05
Tezampanel
NX426
NGX424
NGX426
Mean Conc (ng/mL)
Time (hr)
6000
5000
4000
3000
2000
1000
0
0
5
10
15
20
25

Oral administration of single dose 20 mg/kg NGX426 in beagle dogs

23

Tezampanel, NGX426Selective and potent binding to receptors located only in CNS Non-narcotic with animal data suggesting potency of an opioid Devoid of vaso-constrictive properties Favorable metabolic profile should allow for combination therapy Five positive Phase IIa studies using IV route of administration Oral and SC routes in development for acute migraine Utility in wide range of clinical applications The Next Generation of Migraine Therapies